Exhibit 99.3

The following proforma financial statements of BIO-key International, Inc. are included herein at the indicated page numbers:

Unaudited Pro Forma Condensed Combined Statement of Operations Year Ended December 31, 2019	F-2
Unaudited Pro Forma Condensed Combined Statement of Operations Three Months Ended March 31, 2020	F-3
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2020	F-4
Notes to the unaudited pro forma condensed combined financial statements	F-5

BIO-key International, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year ended December 31, 2019

	Historical Statements
	BIO-key International, Inc.	PistolStar, Inc.	Proforma adjustments giving effect to the PistolStar, Inc. Acquisition		Proforma adjustments after giving effect to the Acquisition

Revenues
Services	$925,245	$-	$-		$925,245
License fees	442,649	1,584,487	-		2,027,136
Hardware	899,634	-	-		899,634
Total revenues	2,267,528	1,584,487			3,852,015

Costs and other expenses
Cost of services	272,318	-	-		272,318
Cost of license fees	916,112	1,054,950	314,895	(A)	2,285,957
Cost of hardware	1,272,815	-	-		1,272,815
Total costs and other expenses	2,461,245	1,054,950	314,895		3,831,090
Gross Profit (Loss)	(193,717)	529,537	(314,895)		20,925

Operating expenses
Selling, general and administrative	5,036,820	454,334	-		5,491,154
Research, development and engineering	1,331,667	-	-		1,331,667
Total operating expenses before impairment	6,368,487	454,334	-		6,822,821
Impairment of resalable software license rights	(6,957,516)	-	-		(6,957,516)
Operating income (loss)	(13,519,720)	75,203	(314,895)		(13,759,412)

Other income (expense)
Interest income	154	2,628	-		2,782
Interest expense	(1,069,134)	-	(975,222)	(B)	(2,044,356)
State taxes	-	(6,699)	-		(6,699)
Total other income (expense)	(1,068,980)	(4,071)	(975,222)		(2,048,273)
Net income (loss) available to common stockholders	(14,588,700)	71,132	(1,290,117)		(15,807,685)

Basic and Diluted Loss per Common Share	$(1.03)	$-	$-		$(1.11)

Weighted Average Shares Outstanding:
Basic and Diluted	14,223,685	-	-		14,223,685

(A) Represents amortization of intangible assets from PistolStar acquisition for the year
(B) Represents amortization of original issuance discount and fees associated with the convertible note and interest expense on the note payable - seller.

BIO-key International, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Three months ended March 31, 2020

	Historical Statements
	BIO-key International, Inc.	PistolStar, Inc.	Proforma adjustments giving effect to the PistolStar, Inc. Acquisition		Proforma adjustments after giving effect to the Acquisition

Revenues
Services	$207,523	$-	$-		$207,523
License fees	235,345	405,919	-		641,264
Hardware	79,617	-	-		79,617
Total revenues	522,485	405,919			928,404

Costs and other expenses
Cost of services	70,445	-	-		70,445
Cost of license fees	10,456	299,983	79,598	(A)	390,037
Cost of hardware	43,362	-	-		43,362
Total costs and other expenses	124,263	299,983	79,598		503,844
Gross Profit (Loss)	398,222	105,936	(79,598)		424,560

Operating expenses
Selling, general and administrative	1,381,399	87,386	-		1,468,785
Research, development and engineering	336,889	-	-		336,889
Total operating expenses	1,718,288	87,386	-		1,805,674
Operating income (loss)	(1,320,066)	18,550	(79,598)		(1,381,114)

Other income (expense)
Interest income	1	590	-		591
Interest expense	(1,551,141)	-	(246,458)	(B)	(1,797,599)
State taxes		(1,733)			(1,733)
Loss on extinguishment of debt	(499,076)	-	-		(499,076)
Total other income (expense)	(2,050,216)	(1,143)	(246,458)		(2,297,817)
Net income (loss)	(3,370,282)	17,407	(326,056)		(3,678,931)
Deemed dividends related to down-round features	(112,686)	-	-		(112,686)
Net income (loss) available to common stockholders	(3,482,968)	17,407	(326,056)		(3,791,617)

Basic and Diluted Loss per Common Share	$(0.23)	$-	$-		$(0.25)

Weighted Average Shares Outstanding:
Basic and Diluted	15,165,522	-	-		15,165,522

(A) Represents amortization of intangible assets from PistolStar acquisition for the quarter
(B) Represents amortization of original issuance discount, warrant discount, and fees associated with the convertible note.

BIO-key International, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
March 31, 2020

	Historical Statements
	BIO-key International Inc.	PistolStar, Inc.	Proforma adjustments giving effect to the PistolStar, Inc. Acquisition		Proforma adjustments after giving effect to the Acquisition

ASSETS
Cash and cash equivalents	$661,937	$513,214	$(520,000)	(A)	$655,151
Accounts receivable, net	120,293	196,138	-		316,431
Due from factor	130,670	-	-		130,670
Inventory	397,711	-	-		397,711
Prepaid expenses and other	166,572	10,383	-		176,955
Investment – non-marketable security	512,821	-	-		512,821
Total current assets	1,990,004	719,735	(520,000)		2,189,739
Resalable software license rights	68,774		-		68,774
Equipment and leasehold improvements, net	75,597	41,785	-		117,382
Capitalized contract costs, net	208,499	-	-		208,499
Deposits and other assets	8,712	194,326	(193,960)		9,078
Operating lease right-of-use assets	520,470	-	-		520,470
Intangible assets, net	147,222	-	3,148,945	(B)	3,296,167
Total non-current assets	1,029,274	236,111	2,954,985		4,220,370
TOTAL ASSETS	$3,019,278	$955,846	$2,434,985		$6,410,109

LIABILITIES
Accounts payable	$616,985	$1,452	$710,334	(C)	$1,328,721
Due to related parties	66,466	-	-		66,466
Accrued liabilities	515,108	2,070	-		517,178
Note payable - seller	-	-	500,000	(D)	500,000
Convertible notes payable, net of debt discount and debt issuance costs	2,301,956	-	856,028	(E)	3,157,984
Deferred revenue	413,345	807,225	-		1,220,570
Operating lease liabilities, current portion	162,886		-		162,886
Total current liabilities	4,076,746	810,747	2,066,362		6,953,855
Operating lease liabilities, net of current portion	353,553	-	-		353,553
Total non-current liabilities	353,553				353,553
TOTAL LIABILITIES	4,430,299	810,747	2,066,362		7,307,408

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	1,839	1,500	(1,486)	(F)	1,853
Additional paid-in capital	91,793,124	-	513,708	(G)	92,306,832
Retained Earnings (Accumulated deficit)	(93,205,984)	143,599	(143,599)		(93,205,984)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(1,411,021)	145,099	368,623		(897,299)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$3,019,278	$955,846	$2,434,985		$6,410,109

(A) Represents the cash portion of the purchase price for PistolStar Inc. of $2,000,000 and funds received from convertible note payable of $1,575,000 less fees paid in cash related to the convertible note  payable of $95,000.

(B) Represents the difference between the purchase price and the book value of the assets of PistolStar, Inc.
(C) Represents fees paid to a placement agent, of 7% of the convertible note payable in the amount of $110,250, plus $600,084 of working capital adjustments.
(D) Represents the portion of the purchase price for PistolStar Inc. paid by issuance of a promissory note.

(E) Represents convertible note payable principal of $1,811,250, net of unamortized original issuance discount of $236,250, unamortized warrant discount of $511,402, and unamortized deferred debt costs of $207,570.

(F) Represents capital attributed to shares issued for the due diligence fee of $100,000 calculated per the agreement at $0.7322 per share, the closing price of the Company's common stock on June 26, 2020, as reported on Nasdaq less the common stock value of PistolStar, Inc.

(G) Represents the value of the $100,000 due diligence fee issued in common stock less the par value of the stock of $14 plus the $511,402 warrant discount, less the equity portion (32%) of the commitment fee, convertible note underwriting fee, and other expenses of $305,250.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed combined financial statements of BIO-key International, Inc. (“BIO-key”) have been prepared to give effect to the transaction where, on June 30, 2020, BIO-key acquired all of the outstanding shares of common stock of PistolStar, Inc. (“PistolStar”).

The accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and for the three months ended March 31, 2020 combine the historical consolidated statements of operations of BIO-key and the historical statements of operations from PistolStar to give effect to the transaction as if it occurred on January 1, 2019. The unaudited pro forma condensed combined balance sheet as of March 31, 2020 combines the historical consolidated balance sheet of BIO-key and the historical balance sheet of PistolStar to give effect to the transaction as if it had occurred on March 31, 2020.

Pro forma adjustments have been limited to only those adjustments that are: directly attributable to the transaction; factually supportable; and in the case of pro forma statement of operations adjustments, expected to have a continuing impact on the combined financial results.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The unaudited pro forma condensed combined financial statements are provided for informational purposes only and are not necessarily indicative of the results that would have occurred if the transaction had occurred on the first day of each period presented. The unaudited pro forma condensed combined financial statements should not be construed as being representative of future operating results or financial position of the combined company and should be read in conjunction with the:

1.	Accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements;
2.

BIO-key’s historical audited consolidated financial statements and notes thereto included in BIO-key’s annual report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission on May 14, 2020 and included in this prospectus;

3.

BIO-key’s unaudited condensed consolidated financial statements and notes thereto included in BIO-key’s quarterly report on Form 10-Q for the quarter ended March 31, 2020, as filed with the Securities and Exchange Commission on June 8, 2020 and included in this prospectus; and

4.	Audited consolidated financial statements and notes thereto of PistolStar, Inc. for the year ended December 31, 2019 included in this prospectus;
5.	The description of the acquisition of PistolStar included herein in the section captioned “BUSINESS”.

NOTE 2 – ACCOUNTING POLICIES

The accounting policies used in the preparation of the unaudited pro forma condensed combined financial statements are consistent with those described in the unaudited interim period consolidated financial statements of BIO-key for the three months ended March 31, 2020 and the audited consolidated financial statements of BIO-key for the year ended December 31, 2019.

NOTE 3 –PRESENTATION ADJUSTMENTS

Reclassifications were made to PistolStar’ financial statements to conform them to BIO-key’s presentation.

NOTE 4 – FAIR VALUE OF CONSIDERATION TRANSFERRED

Estimated purchase price

Cash	$2,000,000

Issuance of note payable	500,000

Total estimated purchase price	$2,500,000

NOTE 5 – ASSETS ACQUIRED AND LIABILITIES ASSUMED

BIO-key has performed a preliminary valuation analysis of the fair market value of PistolStar’s assets and liabilities. Preliminary purchase price allocation as of the acquisition date of June 30, 2020 is as follows:

Current assets	$296,080
Equipment and leasehold improvements	10,450
Intangible assets	3,148,945

Total assets acquired	3,455,475

Current liabilities	955,475

Total liabilities assumed	955,475

Net assets acquired	$2,500,000

NOTE 6 – PRO FORMA ADJUSTMENTS (STATEMENTS OF OPERATIONS)

See Unaudited Pro Forma Condensed Combined Statements of Operations on F-2 and F-3

NOTE 7 – PRO FORMA ADJUSTMENTS (BALANCE SHEETS)

See Unaudited Pro Forma Condensed Combined Balance Sheet on F-4